Equity	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Equity
24	EQUITY

a)	Capital

The General Shareholders’ Meeting held on November 6, 2018, approved a capital increase of up to US$130 million (equivalent to S/434 million, approximately), equivalent to 211,864,065 shares at a price of US$0.6136. As of December 31, 2018, during the first stage of the placement and the conclusion of two preferred subscription rounds, a total of 69,380,402 shares were subscribed. Therefore, the Company’s capital is represented by 729,434,192 shares with a par value of S/1.00 each, out of which 660,053,790 are registered in the Public Registry, and 69,380,402 are in the process of registration. As of December 31, 2017, the issued, authorized, subscribed, and paid-in capital in accordance with the Company’s bylaws and amendments thereto was represented by 660,053,790 common shares. The company will continue its efforts to place the balance or part of the shares pending subscription.

As of December 31, 2017, a total of 259,302,745 shares were represented in ADS, equivalent to 51,860,549 ADSs at the rate of 5 shares per ADS; and 207,931,660 shares were represented in ADSs equivalent to 41,586,332 ADS as of December 31, 2018.

As of December 31, 2018, the Company’s shareholding structure is as follows:

Percentage of individual interest in capital	Number of shareholders	Total percentage of interest
Up to 1.00	1,926	16.37
From 1.01 to 5.00	12	26.54
From 5.01 to 10.00	2	12.47
Over 10	2	44.62

	1,942	100.00

As of December 31, 2018, the Company’s shares had a year-end market price of S/1.99 per share and a trading frequency of 91.6% (S/1.87 per share and a trading frequency of 100% as of December 31, 2017).

b)	Legal reserve

In accordance with the Peruvian General Law of Corporations, the legal reserve of the Company is constituted with the transfer of 10% of the annual profit until reaching an amount equivalent to 20% of the paid-in capital. In the absence of profits or unrestricted reserves, the legal reserve must be applied to the compensation of losses and must be replenished with the profits of subsequent years. This reserve may be capitalized; and its replacement is also mandatory. As of December 31, 2018, the balance of the legal reserve reached the aforementioned limit.

c)	Voluntary reserve

As of December 31, 2017, and 2018, this S/29.97 million reserve is related to the excess of the legal reserve; this reserve is above the requirement to constitute a reserve until it reaches the equivalent of 20% of the paid-in capital.

d)	Share premium

This item includes the excess of total income obtained by shares issued in 2013 compared to their nominal value of S/1,055.5 million and by shares issued in 2018 an amount of S/68.2 million.

In addition, this account recognizes the difference between the nominal value and the transaction value for acquisitions of shares in non-controlling interests.

e)	Retained earnings

Dividends distributed to shareholders other than domiciled legal entities are subject to the rates of 4.1% (earnings until 2014), 6.8% (2015 and 2016 earnings) and 5.00% (2017 and thereafter) for income tax charged to these shareholders; such tax is withheld and settled by the Company. Dividends for fiscal years 2017 and 2018 were not distributed (Note 34).